Exhibit 99.3

March 25, 2013

Dear Advisor,

Today, Cole Credit Property Trust III, Inc. (“CCPT III”) filed an investor presentation with the Securities and Exchange Commission (“SEC”) providing additional details for why its previously announced acquisition of Cole Holdings Corporation (“Cole Holdings”) is in the best interests of CCPT III and its stockholders. Additionally, the presentation provides further analysis as to why CCPT III’s Special Committee has determined that the unsolicited proposal by American Realty Capital Properties, Inc. (NASDAQ: ARCP) to acquire CCPT III is not in the best interests of CCPT III and its stockholders.

The investor presentation highlights, among other things:

•	Value for CCPT III Stockholders: CCPT III’s planned acquisition of Cole Holdings is expected to yield substantial financial benefits to CCPT III and its stockholders

•	CCPT III expects $25 million to $33 million of 2013E pro-forma EBITDA contribution from Cole Holdings, excluding any contribution from CCPT II and CCPT III

•	CCPT III expects to achieve significant overhead cost savings over time while also benefitting from new income streams

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Cole Holdings, a world-class asset management business with a 34-year track record, is being acquired at an attractive valuation and is expected to be immediately accretive to CCPT III’s funds from operations

•	Liquidity for CCPT III Stockholders: Stockholders will have even greater access to liquidity / flexibility to sell or retain shares based on public market value

•	CCPT III Listing expected June 2013, substantially earlier than was previously anticipated

•	CCPT III expects no share lockups – 100% to be freely tradable on Day 1

•	Tender offer for shares to support liquidity upon listing is being considered by CCPT III

•	ARCP’S Proposal is Unattractive for CCPT III Stockholders

•	ARCP’s proposal represents a discount, NOT a premium

•	CCPT III should be valued significantly higher, as much as 12%-22% higher, using ARCP’s own trading multiples or implied cap rate, respectively

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A combination of CCPT III and ARCP would bear excessive leverage levels – including an additional $1.2 – $2.4 billion of debt to fund the 20% to 40% cash component of ARCP’s proposal – presenting significant risk to equity value

•	ARCP is currently externally managed by a private company; many externally managed publicly-traded REITs have significantly underperformed their peers

•	ARCP needs CCPT III to become relevant in the Net Lease space, while CCPT III is already a dominant player in the market

Cole Real Estate Investments • 2325 East Camelback Road, Suite 1100 • Phoenix, Arizona 85016

P: 602.778.8700 • F: 602.778.8780 • www.ColeCapital.com

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Special Committee’s Rigorous, Independent Process: CCPT III’s Special Committee engaged in a rigorous, independent process and will continue to act in the best interests of CCPT III and its stockholders

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The acquisition of Cole Holdings was negotiated exclusively by a Special Committee of the CCPT III Board of Directors comprised entirely of independent directors, each of whom has many years of REIT industry experience

•	The Special Committee met 50 times over the course of 4 months to evaluate the acquisition and other strategic alternatives

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After its review of the Cole Holdings acquisition and other strategic alternatives, including the advice of its advisors, the Special Committee unanimously concluded that the acquisition of Cole Holdings is in the best interests of CCPT III and its stockholders

We are confident that the Special Committee has made the right decision for CCPT III and its stockholders, and we encourage you to review these materials, as they contain new information pertaining to CCPT III’s planned acquisition of Cole Holdings, as well as ARCP’s unsolicited acquisition proposal.

We thank you for your partnership with Cole, and encourage you to contact us if you have any questions or need additional information. Do not hesitate to call your Cole sales representative at 866-341-2653.

Sincerely,

Christopher H. Cole	Marc Nemer
Executive Chairman, Cole Holdings	President and Chief Executive Officer, Cole Holdings

Cole Real Estate Investments • 2325 East Camelback Road, Suite 1100 • Phoenix, Arizona 85016

P: 602.778.8700 • F: 602.778.8780 • www.ColeCapital.com

Additional Information and Where to Find It

CCPT III will seek stockholder approval to amend its charter to eliminate provisions applicable to non-listed companies and to more closely reflect the charters of its publicly traded peers at its annual meeting to be held in June 2013. Cole Real Estate Investments intends to list its common shares on the NYSE promptly after the charter is amended. This letter may be deemed to be solicitation material in respect of the charter amendments to be presented to CCPT III’s stockholders for consideration at the 2013 annual stockholders’ meeting of CCPT III. CCPT III filed a preliminary proxy statement with the SEC and expects to file a definitive proxy statement with the SEC. CCPT III STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. CCPT III stockholders will be able to receive the definitive proxy statement and other relevant documents free of charge at the SEC’s web site at www.sec.gov or by directing a written request to CCPT III at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016, Attention: Investor Relations.

A copy of the merger agreement has been filed as an exhibit to a Form 8-K CCPT III filed with the SEC on March 8, 2013. The description of the merger agreement contained in this letter does not purport to be complete and is qualified in its entirety by reference to the full text of the merger agreement.

Forward-Looking Statements

Certain statements contained in this letter may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding the CCPT III – Cole Holdings transaction and the ability to consummate the transaction, CCPT III’s ability to successfully list on the NYSE and the expected EBITDA contribution from the transaction, as well as certain expected financial results. We intend for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about CCPT III’s plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of CCPT III’s performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this letter. We make no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained in this letter, and do not intend, and undertake no obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Participants in Solicitation

CCPT III and its directors and executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the charter amendments to be considered at the 2013 annual stockholders’ meeting of CCPT III. Information regarding the interests of CCPT III’s directors and executive officers in the proxy solicitation will be included in CCPT III’s definitive proxy statement.

Cole Real Estate Investments • 2325 East Camelback Road, Suite 1100 • Phoenix, Arizona 85016

P: 602.778.8700 • F: 602.778.8780 • www.ColeCapital.com